As filed with the U.S. Securities and Exchange Commission on April 2, 2026
Registration No. 333-289790

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]	Pre-Effective Amendment No. ___
[X]	Post-Effective Amendment No. 1
(Check appropriate box or boxes.)

ETF SERIES SOLUTIONS
(Exact name of registrant as specified in charter)

615 East Michigan Street, Milwaukee, Wisconsin 53202 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (414) 765-6511

Kristina Nelson, President
ETF Series Solutions
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

With a Copy to:
Christopher D. Menconi
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004-2541

It is proposed that this filing will become effective immediately upon filing pursuant to Rule 462(d) under the Securities Act of 1993, as amended.

This post-effective amendment No. 1 to the Registration Statement on Form N-14 of the Registrant is being filed solely to provide Exhibit 12 to Part C of the Registration Statement previously filed with the Commission on December 2, 2025.

Parts A and B of the Registration Statement filed with the Commission on December 2, 2025 and the definitive versions thereof filed with the SEC on January 5, 2026 pursuant to Rule 497 under the Securities Act are incorporated by reference herein.

PART C: OTHER INFORMATION
Item 15.    Indemnification:
The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 16.    Exhibits:

(1)	(a)
Certificate of Trust dated February 9, 2012 of ETF Series Solutions (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on February 17, 2012.

(1)	(b)
Agreement and Declaration of Trust dated February 17, 2012 of ETF Series Solutions (the “Trust” or the “Registrant”) is incorporated herein by reference to Exhibit (a)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on February 17, 2012.

(2)
Registrant’s Amended and Restated Bylaws dated August 18, 2014, are incorporated herein by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-1A, as filed on September 8, 2014.

(3)		Not applicable
(4)		Form of the Agreement and Plan of Reorganization is attached to Form N-14 as an appendix (“Appendix A”).
(5)		Instruments Defining Rights of Security Holders are herein incorporated by reference from the Trust’s Declaration of Trust and Bylaws.
(6)	(a)	Investment Advisory Agreement between the Trust and Bahl & Gaynor, Inc. is incorporated herein by reference to Exhibit (d)(i)(A) to the Registration Statement on Form N-1A, as filed on July 26, 2023.
(6)	(b)
Amended Schedule A to Investment Advisory Agreement between the Trust and Bahl & Gaynor, Inc. dated October 10, 2024 is incorporated herein by reference to Exhibit (d)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(7)	(a)
Distribution Agreement between the Trust and Quasar Distributors, LLC dated September 30, 2021 is incorporated herein by reference to Exhibit (e)(i)(A) to the Registration Statement on Form N-1A, as filed on October 28, 2021.

(7)	(b)
Sixteenth Amendment to the Distribution Agreement with Quasar Distributors, LLC is incorporated herein by reference to Exhibit (e)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on February 27, 2025.

(7)	(c)
Form of Authorized Participant Agreement for Quasar Distributors, LLC is incorporated herein by reference to Exhibit (e)(iii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(8)		Not applicable.
(9)	(a)
Custody Agreement between the Trust and U.S. Bank National Association dated May 16, 2012 is incorporated herein by reference to Exhibit (g) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(9)	(b)
Amended Exhibit WW to the Custody Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (g)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(10)	(a)	Rule 12b-1 Plan is incorporated herein by reference to Exhibit (m) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(10)	(b)		Amended Schedule A to Rule 12b-1 Plan dated April 10, 2025 is incorporated herein by reference to Exhibit (m)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on July 24, 2025.
(11)
Opinion and consent of counsel as to the legality of the securities being registered is incorporated herein by reference to Exhibit EX-99(11) to the Registrant’s Registration Statement on Form N-14/A, as filed on December 2, 2025.

(12)			Tax Opinion – Bahl & Gaynor Income Growth Fund - filed herewith.
(13)	(a)	(i)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (h)(i) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(13)	(a)	(ii)
Amended Exhibit WW to the Fund Administration Servicing Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (h)(i)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(13)	(b)	(i)
Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (d)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(13)	(b)	(ii)
Amended Exhibit WW to Transfer Agent Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (h)(iii)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(13)	(c)	(i)
Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 16, 2012 is incorporated herein by reference to Exhibit (h)(ii) to the Registrant’s Registration Statement on Form N-1A, as filed on May 23, 2012.

(13)	(c)	(ii)
Amended Exhibit WW to the Fund Accounting Servicing Agreement dated November 12, 2024 is incorporated herein by reference to Exhibit (h)(ii)(B) to the Registrant’s Registration Statement on Form N-1A, as filed on December 11, 2024.

(13)	(d)
Compliance Services Agreement between the Trust and U.S. Bancorp Fund Services, LLC dated May 24, 2022 is incorporated herein by reference to Exhibit (h)(v)(A) to the Registrant’s Registration Statement on Form N-1A, as filed on May 26, 2022.

(14)	(a)
Consent of Independent Registered Public Accounting Firm is incorporated herein by reference to Exhibit EX-99(14)(A) to the Registrant’s Registration Statement on Form N-14/A, as filed on December 2, 2025.

(14)	(b)
Consent of Independent Registered Public Accounting Firm is incorporated herein by reference to Exhibit EX-99(14)(B) to the Registrant’s Registration Statement on Form N-14/A, as filed on December 2, 2025.

(15)			Not applicable
(16)	(a)		Powers of Attorney dated July 10, 2025, is incorporated herein by reference to Exhibit EX-99(16)(A) to the Registrant’s Registration Statement on Form N-14/A, as filed on December 2, 2025.
(16)	(b)
Certificate of Secretary dated July 13, 2023 with respect to powers of attorney is incorporated herein by reference to Exhibit (h)(vi) to the Registrant’s Registration Statement on Form N-1A, as filed on July 25, 2023.

(17)			Form of Proxy Card is attached to Form N-14

Item 17.        Undertakings:
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Chicago, State of Illinois, on April 2, 2026.

ETF Series Solutions

/s/ Noelle-Nadia A. Filali
Noelle-Nadia A. Filali Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below on April 2, 2026 by the following persons in the capacities indicated.

Signature	Title

* David A. Massart	Trustee
David A. Massart

* Janet D. Olsen	Trustee
Janet D. Olsen

* Michael A. Castino	Trustee
Michael A. Castino

* Kristina R. Nelson	President
Kristina R. Nelson

* Kristen M. Weitzel	Treasurer
Kristen M. Weitzel

*By: /s/ Noelle-Nadia A. Filali
Noelle-Nadia A. Filali
pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit Number	Description

(12)	Tax Opinion – Bahl & Gaynor Income Growth Fund